WisdomTree Trust

WisdomTree Efficient TIPS Plus Gold Fund (GDT)

(the “Fund”)

Supplement dated July 1, 2026 to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) for the Fund, as supplemented

The information below supplements, and should be read in conjunction with, the Prospectus and SAI.

Effective immediately, Gregg Lee no longer serves as a Portfolio Manager of the Fund. Accordingly, all references to Gregg Lee in the Prospectus and SAI are hereby deleted. Marlene Walker-Smith, David France, Todd Frysinger, Vlasta Sheremeta, Michael Stoll, Bryan Steele, David Nieman, and William Newton continue to serve as Portfolio Managers of the Fund.

The change described above will not affect the day-to-day management of the Fund or its Total Annual Fund Operating Expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS – GDT -07.26